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                          STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
                    (C) Copyright 1982. All Rights Reserved.
                  Reproduction in whole or in part prohibited.

     Agreement of Lease, made as of this 1st day of January 1997, between 2301 JEROME AVENUE REALTY CORP., a New York Corporation having its office at 29 Agar Street, Yonkers, NY 10701, party of the first part, hereinafter referred to as OWNER, and COMMUNITY MEDICAL TRANSPORT, INC., a New York Corporation having its office at 45 Morris Street, Yonkers, NY 10705 party of the second part, hereinafter referred to as TENANT,

     Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire building identified as "Building A" on the copy of survey which is annexed hereto and made a part hereof together with a portion of the real property shown on said survey identified thereon as Porpoerty "A" in the building known as 56 Worth Street, Yonkers, NY 10701, for the term of (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of January nineteen hundred and ninety-seven, and to end on the 31st day of December two thousand and one both dates inclusive, at an annual rental rate of more particularly described in Article 41 of this lease, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Occupancy:

     1. Tenant shall pay the rent as above and as hereinafter provided.

Use:

     2. Tenant shall use and occupy demised premises for the operation of a transportation service business, provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installments or improvements, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compsenation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Repairs:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of the Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of the Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect too the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

     5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or of any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply will all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the

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lease). Except as provided in Article 30 hereof, nothing herein shall require
Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, order, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--Loss, Damage, Reimbursemnet, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) if the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this leases be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:
[Hand graphic]

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.


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Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three
(3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting, or defending any such action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representation by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implications or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End Of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-theless, to the terms and conditions of the lease including, but not limited to,
Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner had not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupany. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay the rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of suply and demand which have been or are affected, either directly or indirectly, by war or other emergency.

Bill and Notices:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system.

Sprinklers: [Hand arrow graphic]

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $_________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

Security: [Hand arrow graphic]

     32. Tenant has deposited with Owner the sum of $22,510, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and released of all covenants and obligations of Owners hereunder, and it shall be deemed and construed without further agreement between the parties, their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent". "Additional rent" means all sums which shall be due to Owner from tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and designated as holidays by the applicable building service union employee service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation -- Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon the Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there has been modifications, that the same is in full force and effect as modified, and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing

     39. If, at the request of and as accomodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

-----------------------------------------------------
[Hand arrow graphic] Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:
                                   2301 JEROME AVENUE RELATY CORP.  [CORP. SEAL]
                                   .................................

                                   By /s/ [ILLEGIBLE]
 ..............................     .................................[L.S]

Witness for Tenant:
                                   COMMUNITY MEDICAL TRANSPORT, INC.[CORP. SEAL]
                                   .................................

/s/ [ILLEGIBLE]                    By /s/ [ILLEGIBLE]
 ..............................     .................................[L.S]

                        RIDER TO LEASE AGREEMENT BETWEEN
                  2301 JEROME AVENUE REALTY CORP., AS OWNER AND
                  COMMUNITY MEDICAL TRANSPORT, INC., AS TENANT,
                    DATED AS OF THE 1ST DAY OF JANUARY, 1997



41. The annual rent for the first year of the term of this lease is $120,000. and shall be paid in monthly installments of $10,000.

     The annual rent for the second year of the term of this lease is $123,600. and shall be paid in monthly installments of $10,300.

     The annual rent for the third year of the term of this lease is $127,308. and shall be paid in monthly installments of $10,609.

     The annual rent for the fourth year of the term of this lease is $131,227.24 and shall be paid in monthly installments of $10,927.27.

     The annual rent for the fifth year of the term of this lease is $135,061.08 and shall be paid in monthly installments of $11,255.09.

42. In addition to the rent required to be paid by Tenant pursuant to the terms of this lease, Tenant shall pay as additional rent the real property taxes attributable to the demised premises over and above the 1996 county real property tax and the 1996/1997 city real property tax. For purposes of this Article, real property taxes shall be determined by applying the tax rate adopted by the City of Yonkers for the annual City tax and by the County of Westchester for the annual County tax to the assessed valuation of the building on the demised premises as established by the city assessor, and to the assessed valuation for the land as established by the city assessor, on a pro rata basis. Upon the issuance of any tax bill for the real property of which the demised premises are a part, Owner shall cause to be prepared a written statement setting forth the real property taxes allocable to the demised premises and the manner in which the amount due from Tenant was calculated. The amount set forth on said statement shall constitute the additional rent required to be paid to Owner by Tenant pursuant to the terms of this Article. Such payment shall be made on or before the expiration of seven (7) days from the delivery to Tenant of the statement setting forth the calculation of the amount due hereunder.

43. In the event Owner has not received payment of the rent due on the first of each month on or before the expiration of the seventh (7th) day of such month, Tenant shall be liable for the payment to Owner, as additional rent, a sum equal to five (5%) percent of the payment due for such month.

44. Tenant agrees that he will not withhold the payment of any rent in the event of any dispute between the parties.

45. The parties agree that Friedland Realty, Inc. is the broker entitled to be paid a commission in connection with this lease. Owner agrees to pay the commission earned by said broker pursuant to a separate agreement. Owner and Tenant each represents that it has not dealt with any other broker in connection with this transaction and shall indemnify and defend each other against any costs, claims and expenses, including reasonable attorneys' fees, arising out of the breach by either of such representation and agreement.

46. Supplementing any similar provisions set forth in Articles 1 through 40 of this lease, Tenant agrees as follows:

     a) to pay for the cost of all electricity, gas, fuel oil and water required to be used by Tenant during the term of this lease and to file with the entity providing such utilities and services any documents required to be filed in order to have Tenant billed directly for same.

     b)   to pay for the cost of heating and cooling the demised premises;

     c) to make all repairs to the demised premises including the roof and including the underground pipes and conduits which are part of the plumbing, heating, electrical and water systems servicing the demised premises; notwithstanding the foregoing, Tenant shall not be responsible for structural repairs unless the same are caused by Tenant's gross negligence;

     d) to maintain and repair any sidewalk abutting the demised premises, to keep same clean and free of debris and to remove any snow and ice therefrom;

     e) to maintain, repair or replace the boiler in the demised premises as may be required to keep the same in good operating condition;

     f) to cause the boiler to be cleaned and serviced at least once each year during the term of this lease and provide Owner with a receipted bill evidencing that same was done and paid for;

     g) to refrain from bringing on to the demised premises any hazardous, toxic or dangerous materials or substances unless the same are necessarily required for the operation of Tenants business and Tenant has obtained from governmental authorities having jurisdiction of same any permit, license or other document of like nature; (See Article 49)

     h) to take possession of the demised premises subject to the codes, ordinances, rules and regulations of any governmental authority having jurisdiction of the premises now or hereafter in force and effect;

     i) to take possession of the demised premises subject to any state of facts an accurate survey will show and subject to covenants, restrictions, easements and agreements of record, if any;

     j) to cause all refuse and garbage to be removed from the premises at such times and in such manner as are required to keep the premises clean and in good order and to pay for the cost and expense of such removal;

     k) to exercise such control over the demised premises as may be necessary to protect Owner against any liability for injury and/or damages to persons and/or property or liability for the violation of any law or other legal requirement of any governmental authority;

     l) to obtain any policy of insurance required to be obtained and maintained pursuant to the terms of this lease from an insurance company licensed to do business in the State of New York having a rating by A.M. Best Co. acceptable to Owner. Tenant agrees that any such policy shall contain provisions that it may not be canceled, altered, amended or modified unless sixty (60) days' prior written notice of same has been given to Owner. (See Article 52).

47. Provided Tenant has fully complied with all of the terms and conditions of this lease and this lease shall be then in force and effect on the expiration date of the original term, Tenant may elect to renew this lease for a period of five years upon the same terms and conditions set forth herein with the exception of the provisions relating to the annual rental rate, the payment of same and the option to renew set forth herein. The election to renew this lease must be made by Tenant by giving written notice of the exercise thereof to Owner personally or by certified mail, return receipt requested. In either event said notice must in fact be received by Owner on or before September 30,2001. In the event such notice is not received by Owner on or before said date, Tenant shall be deemed to have waived the right to renew this lease.

     The annual rent for the first year of the renewal term of this lease is $139,112.88 and shall be paid in monthly installments of $11,592.74.

     The annual rent for the second year of the renewal term of this lease is $143,286.24 and shall be paid in monthly installments of $11,940.52.

     The annual rent for the third year of the renewal term of this lease is $147,584.88 and shall be paid in monthly installments of $12,298.74.

     The annual rent for the fourth year of the renewal term of this lease is $152,012.40 and shall be paid in monthly installments of $12,667.70.

     The annual rent for the fifth year of the renewal term of this lease is $156,572.76 and shall be paid in monthly installments of $13,047.73.

48. Provided Tenant is not in default of any of the terms and conditions of this lease, Tenant shall have the option to purchase the demised premises at the price and on the terms and conditions herein set forth. In order for the exercise of the option by Tenant to be valid, Tenant must give written notice of the exercise thereof to Owner personally or by certified mail, return receipt requested. In either event, such notice must in fact be received by Owner on or before the 31st day of December of the year in which the option is exercised.

     In the event the option is exercised during the first three years of the term of this lease (1/1/97 to 12/31/99), the purchase price shall be $1,385,000.). In the event Tenant exercises said option in the fourth year of the term of this lease (1/1/2000 to 12/31/2000), the purchase price shall be $1,440,400., a four percent increase over $1,385,000. In the event Tenant exercises said option in the fifth year of the term of this lease (1/1/2001 to 12/31/2001), the purchase price shall be $1,498,016., a four percent increase over $1,440,400.

     In the event Tenant exercises its option to renew this lease as provided for herein, Tenant shall continue to have the option to purchase the premises at a price which is four percent higher than the price in effect for the previous year.

     The contract of sale to be entered into by and between the parties shall be on the form of contract approved by the New York Board of Title Underwriters and shall contain, among other things, the following provisions:

     a) The amount to be paid upon the execution of the contract shall be ten percent of the price and shall be held in escrow by the attorneys for Owner;

     b) The balance of the purchase price shall be in the form of certified or bank checks payable to the order of Owner (as Seller) and shall be drawn on a bank or banks having locations in the State of New York.

     c) The date of the delivery of the deed shall be the first day of the second month next succeeding the month in which Tenant has exercised its option to purchase;

     d) The deed to be delivered shall be a bargain and sale with covenant deed;

     e) Owner (as Seller) shall pay the transfer taxes required to be paid to the City of Yonkers and State of New York in connection with the sale.

     f) The parties agree to execute any and all documents required to be executed in order to effectuate transfer of title;

     g) Title to be given by Owner (as Seller) shall be such title as any title company licensed to do business in the State of New York will approve and insure, and shall be subject to any state of facts an accurate survey will show, provided such state of facts does not render title unmarketable, and to covenants, restrictions, easements and agreements of record, provided same do not prohibit or prevent the use of the premises as described in Article 1 of this lease.

     h) Title shall be taken by Tenant (as Purchaser) in an "as is" condition and Owner (as Seller) shall not be required to make any repairs to the improvements on the premises.

     i) The amount of the contract deposit shall be retained by Owner as liquidated damages in the event Tenant (as Purchaser) defaults in its performance of the terms and conditions of the contract.

     Owner agrees to deliver to Tenant, in triplicate, the proposed contract within five (5) business days after the receipt of the aforesaid written notice from Tenant exercising the option to purchase. In the event Tenant fails to execute said contracts and to deliver same as executed together with a check in the amount of the required down payment payable to the order of DelBello, Donnellan Weingarten & Tartaglia, LLP, as attorneys, within five (5) days thereafter, the exercise of the option shall be deemed to be null and void.

49.  COMPLIANCE WITH ENVIRONMENTAL LAWS.

     (a) For the purposes of this Lease, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order, decree or other requirement of any governmental authority regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect (collectively, "Environmental Laws"). "Tenant's Hazardous Material" shall mean Hazardous Material brought onto the Real Property by Tenant or its employees, agents, contractors or invitees (including "Asbestos", as defined below), while "Owner's Hazardous Material" shall mean Hazardous Material brought onto the Real Property by Owner or its employees, agents, contractors or invitees.

     (b) (i) Tenant shall comply with any and all Environmental Laws with respect to the use, discharge or removal of Tenant's Hazardous Material, shall pay immediately when due the costs of removal of Tenant's Hazardous Material, and shall keep the Real Property free of any lien imposed pursuant to Environmental Laws in connection with Tenant's Hazardous Material. If Tenant fails to do so, then, after notice to Tenant and the expiration of the earlier of (a) applicable cure periods hereunder, or (b) the cure period permitted under the applicable Environmental Law, Owner may declare this Lease to be in default and/or cause the demised premises, the Building and the Real Property to be freed from the Tenant's Hazardous Material with the competitive, actual cost of the removal to be paid by Tenant as Rent (in which event Tenant shall give Owner and its agents and employees access to the demised premises at reasonable times on reasonable notice if required in connection with such removal). Owner shall have the right at any time (with reasonable notice and reasonable efforts to minimize interference with Tenant's business) to conduct an environmental audit of the demised premises, the Building and the Real Property, and Tenant shall cooperate in the conduct of such audit. Tenant shall defend, indemnify and save Owner harmless from and against all loss, cost, damage and expense (including all consequential damages and reasonable attorneys' fees and costs) asserted or proven against Owner as a result of any claim in connection with Tenant's Hazardous Material. The foregoing indemnification shall survive any termination or expiration of this Lease.

          (ii) Owner shall comply with any and all Environmental Laws with respect to the use, discharge or removal of Owner's Hazardous Material, shall pay immediately when due the cost of removal of Owner's Hazardous Material, and shall keep the Real Property free of any lien imposed pursuant to Environmental Laws in connection with the Owner's Hazardous Material. Owner shall defend, indemnify and save Tenant harmless from and against all loss, cost, damage and expense (including all consequential damages and reasonable attorneys' fees and costs) asserted or proven against Tenant as a result of any claim in connection with Owner's Hazardous Material. The foregoing indemnification shall survive any termination or expiration of this Lease. Owner represents and warrants that as of the date hereof there is no Asbestos in the Real Property.

     (c) Tenant shall not install or permit to be installed in the demised premises, the Building or the Real Property, friable asbestos or any substance containing asbestos (collectively, "Asbestos"), and shall promptly, at Tenant's expense, either (a) remove any such Asbestos which Environmental Laws deem hazardous and require to be removed or (b) otherwise comply with Environmental Laws in connection with such Asbestos. If Tenant shall fail to so remove or otherwise comply after the applicable cure period, Owner may declare this Lease to be in default and/or do whatever is reasonably necessary to eliminate such Asbestos from the demised premises, the Building or the Real Property, or otherwise comply with the applicable Environmental Laws, and the reasonable cost thereof shall be paid by Tenant as Rent. Following such failure by Tenant and upon Owners request, Tenant shall give Owner and its agents and employees access to the demised premises in order to remove such Asbestos if Owner so desires. Tenant shall defend, indemnify and save Owner harmless from all costs and expenses (including all consequential damages and reasonable attorneys' fees and costs) asserted or proven against Owner by any party as a result of any claim in connection with such Asbestos. The foregoing indemnification shall survive any termination or expiration of this Lease. Owner represents and warrants that as of the date hereof there is no Asbestos in the Real Property.

     (d) Tenant hereby agrees to indemnify Owner (and its successors and assigns) and hold Owner (and its successors and assigns) harmless from and against all claims, demands, losses, costs, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses of every kind and nature whatsoever (including, but not limited to, reasonable attorneys' fees and expenses, whether at trial level or on appeal) which Owner (or its successors or assigns) shall or may, at any time, sustain or incur by reason of, in connection with, arising from or otherwise relating to any one of the following conditions:

          (i) any breach of the representations, warranties or covenants set forth, respectively, in subparagraphs (b) and (c) above, or

          (ii) the presence in, on or under the demised premises of any Tenant's Hazardous Materials, or any release, discharge or removal of any Tenant's Hazardous Materials on, under or from the demised premises, or

          (iii) any activity carried on or undertaken on or off the demised premises, prior to, during or after the term of this Lease, by Tenant or any employees, agents, contractors or subcontractors of Tenant or any third persons occupying or present on the demised premises with Tenant's authorization, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Materials, or

          (iv) the presence of Asbestos in the demised premises (if installed or permitted by Tenant to be installed in the demised premises) or any activity carried on or undertaken on the demised premises (unless such activity is not related to Asbestos installed or permitted to be installed by Tenant in the demised premises or is not carried on or undertaken by Tenant or its contractors, agents, employees, subtenants or licensees) in connection with the elimination and removal of Asbestos from the demised premises or to otherwise comply with applicable Environmental Laws concerning Asbestos on the demised premises, or

          (v) the filing of any lien by or on behalf of any regulatory authority relating to the existence or removal of any Tenant's Hazardous Material related to the demised premises, or

          (vi) the failure of Tenant to comply in all respects with any Environmental Law.

     The foregoing indemnity shall further apply to any residual contamination on or under the Real Property or contamination affecting any natural resources or any other property arising in connection with the generation, use, handling, storage, transport or disposal of Tenant's Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with Environmental Laws.

     (e) Tenant agrees to pay, reimburse or make whole any loss that Owner may suffer as a result of the occurrence of any of the conditions described in
     (i) through (vi) hereinabove as and when such loss is incurred by Owner.

     (f) Owner represents and warrants that as of the date hereof the Real Property does not violate any Environmental Laws. Owner hereby agrees to indemnify Tenant (and its successors and assigns) and hold Tenant (and its successors and assigns) harmless from and against all claims, demands, losses, costs, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings, orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses of every kind and nature (including, but not limited to, reasonable attorneys' fees and expenses, whether at trial level or on appeal) which Tenant (or its successors or assigns) shall or may, at any time, sustain or incur as a result of a breach by Owner of such representation and warranty.

     (g) The liability of either party under this Article shall in no way be limited, impaired or otherwise affected by any amendment or modification of the provisions of this Lease.

     (h) Each party covenants and agrees to pay all fees and expenses, including reasonable attorneys' fees and expenses and court costs, which may be incurred by the other party, its successors or assigns, in enforcing any of the terms or provisions of this Article, in addition to all other amounts due hereunder.

          (i) The indemnifications and other covenants and terms contained in this Article shall survive in perpetuity, notwithstanding any termination or expiration of this Lease.

50. Tenant acknowledges having received from Owner a copy of the certificate of occupancy issued on March 28, 1995. Tenant further acknowledges that a new certificate of occupancy would be required for its use of the premises. Tenant agrees, at its own cost and expense, to immediately proceed in a diligent and expeditious manner with the filing of any and all documents and the payment of any and all fees required to be filed and paid and to take whatever additional steps as may be required by the Codes and Ordinances of the City of Yonkers and the rules and regulations of the Department of Housing and Buildings in order to obtain such certificate of occupancy. This lease is contingent upon the issuance of such certificate to Tenant and shall not be deemed effective until the date such certificate is in fact issued. Tenant, however, shall be obligated to pay rent for the period commencing January 1, 1997, which date shall be deemed to be the commencement date of the term of this Lease. In the event, however, such certificate is not issued to Tenant on or before the 20th day of May, 1997, this lease shall terminate and be of no further force and effect as between the parties

51. In the event Owner receives a bonafide offer from a third party to purchase all of the premises shown on the attached sketch, including that portion marked "NOT INCLUDED AS PART OF THE DEMISED PREMISES", Owner shall give written notice to Tenant of the receipt of such bonafide offer and the terms and conditions set forth therein personally or by certified mail, return receipt requested. Tenant shall thereupon have ten (10) days within which to give written notice that Tenant will purchase the premises on the same terms and conditions as set forth in said offer in such manner that Owner will have received such notice within said ten (10) day period.

52. In the event Tenant's use of the demised premises results in an increase in the premium on Owner's policy of fire insurance, the difference between the amount of the premium ordinarily charged and the amount of the premium charged as a result of Tenant's use shall be deemed additional rent and shall be due and payable by Tenant on or before the expiration of ten (10) days after receipt by Tenant of a written notice from Owner setting forth the amount of such additional rent and the manner in which such amount was calculated.

53. Supplementing Article 32 of this lease, it is agreed by and between the parties that Owner shall not be required to keep the security deposit in an interest bearing account and that Owner may, upon the delivery to Tenant, a written notice of Owner's intention to do so together with the personal guarantee of Thomas Abruzese and Michael Abruzese hereinafter described, invade the security deposit, provided the funds taken from said deposit shall be used for the maintenance of the demised premises. The guarantee herein described shall provide for the repayment of said funds to the security deposit upon the failure of Owner to do so.

54. Supplementing articles 17, 36, 42 and 47 of this Lease, the time period set forth in each of said articles shall be increased to a period of time consisting of ten (10) business days in lieu of the time set forth in said articles.

55. Wherever the term "City of New York" appears in this Lease, it shall be deemed to mean the City of Yonkers.


                                        2301 JEROME AVENUE REALTY CORP.


                                        By:  /s/  Michael J. Abruzese
                                             -----------------------------



                                        COMMUNITY MEDICAL TRANSPORT, INC.


                                        By:  /s/  [ILLEGIBLE]
                                             -----------------------------

                                   ADDENDUM
                                   --------


Re: Lease amendment 56 Worth Street Yonkers, NY

     This is an addendum to the original lease for 56 Worth Street in Yonkers, NY. Whereas the certificate of occupancy has not been obtained prior to January 1, 1997, the facility could not be used for the purposes needed by Community. In consideration for the work to be completed, it is hereby agreed that the terms of the lease be amended as follows.

     It is hereby agreed that the lease is amended to begin July 1, 1997, and the term is amended from 5 years (January 1, 1997 - December 31, 2001) to 4 years and 9 months (July 1, 1997 - March 31, 2002). However, should the certificate of occupancy be obtained prior to July 1, 1997, then CMTI will pay rent for the number of days the certificate of occupancy is obtained prior to July 1, 1997 on a monthly pro-rata basis using $10,000 per month.

     It is hereby agreed that CMTI will pay landlord an additional $30,000 payable at a rate of $2,500 per month for the first twelve months (July 1997 to June 1998).

     It is hereby agreed that the annual rent increases are to begin on April 1 of each year. The monthly rent payments (excluding the additional $30,000) shall be paid as follows:

     July 1, 1997 - March 31, 1998      $10,000.00
     April 1, 1998 - March 31, 1999     $10,300.00
     April 1, 1999 - March 31, 2000     $10,609.00
     April 1, 2000 - March 31, 2001     $10,927.27
     April 1, 2001 - March 31, 2002     $11,255.09

     It is hereby agreed that 1/2 the costs incurred by CMTI in connection with Architects fees will be reimbursed to CMTI by the landlord.

     All other terms of the original agreement remain unchanged.



/s/ Michael Abruzese                         /s/ Dean L. Sloane
--------------------                         ------------------
Michael Abruzese                             Dean L. Sloane
2301 Jerome Avenue Realty Corp.              Community Medical Transport, Inc.